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                            STOCK PURCHASE AGREEMENT

                                 by and between

                         GREENE COUNTY BANCSHARES, INC.

                                      and

                             WILLIAM C. ADAMS, SR.;
                                 ANN S. ADAMS;
                           and WILLIAM C. ADAMS, JR.

                            Dated September 11, 1995

TABLE OF CONTENTS


Section 1.  DESCRIPTION OF TRANSACTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         (a)  The Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         (b)  Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         (c)  The Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         (d)  Deliveries at The Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         (e)  Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

Section 2. REPRESENTATIONS AND WARRANTIES OF
                 THE PURCHASER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

         (a)  Corporate Organization, Standing and Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         (b)  Binding Effect of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         (c)  No Broker or Finder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

Section 3. REPRESENTATIONS AND WARRANTIES OF SELLERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

         (a)     PBI Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         (b)     Corporate Organization, Standing and Authority . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         (c)     Authority; Binding Effect of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         (d)     No Breach  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         (e)     Capitalization of PBI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         (f)     Capitalization of the Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         (g)     Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         (h)     Absence of Changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         (i)     Required Regulatory Filings by PBI and the Bank  . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         (j)     No Broker or Finder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         (k)     Loan Loss Reserves and Capital Adequacy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         (l)     Sole Agreement to Merge or Sell  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         (m)     Litigation, Claims and Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         (n)     Title to Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         (o)     Tax Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         (p)     Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         (q)     Forward Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         (r)     Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         (s)     Labor Relations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         (t)     Marketability of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         (u)     Interested Party Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (v)     Material Contracts or Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (w)     Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         (x)     Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         (y)     Representations Not Misleading . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

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
Section 4. MUTUAL COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

         (a)     Consents and Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         (b)     Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         (c)     Investigation; Access to Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

Section 5. COVENANTS OF PURCHASER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

         (a)     Notice of Actual or Threatened Breach  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (b)     Employee Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

Section 6. COVENANTS OF SELLERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

         (a)     Articles of Incorporation and Bylaws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         (b)     Notice of Actual or Threatened Breach  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         (c)     Regulatory and Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         (d)     Ordinary Course of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         (e)     Accounting Practices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         (f)     No Changes in Capital  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         (g)     No Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         (h)     Sole Agreement to Merge or Sell  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         (i)     Employee Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

Section 7. CONDITIONS PRECEDENT TO PURCHASER'S
         OBLIGATION TO CONSUMMATE THE PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

         (a)     Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         (b)     Covenants Observed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         (c)     No Material Adverse Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         (d)     Access to Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         (e)     Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         (f)     Government Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         (g)     No Injunction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         (h)     Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         (i)     PBI Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         (j)     Employment/Noncompetition Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         (k)     Resignation/Noncompetition Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         (l)     Environmental Audit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

Section 8. CONDITIONS PRECEDENT TO SELLERS'
          OBLIGATIONS TO CONSUMMATE THE PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

         (a)     Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         (b)     Covenants Observed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         (c)     Officer's Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         (d)     Employment/Non-competition Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

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
Section 9.  ABANDONMENT, BREACH AND TERMINATION;
                    PAYMENT OF EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

         (a)     Abandonment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         (b)     Breach . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         (c)     Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

Section 10.  GENERAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

         (a)     Certain Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         (b)     Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         (c)     Extensions and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         (d)     Survival of Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         (e)     Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         (f)     Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         (g)     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         (h)     Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         (i)     Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         (j)     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         (k)     Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         (l)     Specific Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

Exhibits A - M   Purchaser Notes


                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT ("Agreement") is made this 11th day of September, 1995, by and between GREENE COUNTY BANCSHARES, INC., a corporation organized under Tennessee law with its principal offices in Greeneville, Tennessee ("Purchaser") and William C. Adams, Sr., a resident of Knoxville, Tennessee; Ann S. Adams, a resident of Knoxville, Tennessee; and William C. Adams, Jr., a resident of Athens, Tennessee (collectively, the "Sellers").

                                R E C I T A L S:

         A. Sellers are the sole shareholders of Premier Bancshares, Inc. ("PBI"), the one bank holding company for Premier Bank of East Tennessee, Niota, Tennessee (the "Bank"), which is wholly-owned by PBI. There are 50,000 shares of PBI common stock issued and outstanding ("PBI Stock"), and William C. Adams, Sr. owns 30,105 shares of PBI Stock, Ann S. Adams owns 16,210 shares of PBI Stock, and William C. Adams, Jr. owns 3,685 shares of PBI Stock.

         B. Purchaser desires to purchase Sellers' shares of PBI Stock and Sellers desire to sell to Purchaser all their respective shares of PBI Stock (the "Purchase"), subject to the terms of this Agreement.

         NOW, THEREFORE, in consideration of these recitals and the mutual promises, representations, covenants and actions hereinafter set forth, the parties hereto, each intending to be legally bound hereby, agree as follows:

                    SECTION 1.  DESCRIPTION OF TRANSACTION.

         (A) THE PURCHASE. Subject to the satisfaction (or lawful waiver) of all of the conditions to the obligations of the Parties to this Agreement, on the Closing Date of the Purchase (as defined in this Section 1), Purchaser shall purchase from the Sellers and the Sellers





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shall sell and deliver to Purchaser all of Sellers' PBI Stock for the consideration specified in this Section 1.

         (B)  PURCHASE PRICE.

                 (i) The Purchaser shall pay to the Sellers $3,140,000 (the "Purchase Price") in the following manner:

                          (1) At Closing, delivery of cash in the amount of $8,582 payable by wire transfer or delivery of other immediately available funds;

                          (2) At Closing or on January 15, 1996, whichever is later, delivery of cash in the amount of $700,000 payable by wire transfer or delivery of other immediately available funds; and

                          (3)     At Closing, delivery of Purchaser's
                                  promissory notes (the "Purchaser Notes"") in the form of Exhibits A through M attached hereto in the aggregate principal amount of $2,431.418.

                 (ii) The Purchase Price shall be allocated among the Sellers in the following manner:

                          (1) $708,582 in cash shall be delivered jointly to W.C. Adams, Sr. and Ann S. Adams;

                          (2) Seven Purchaser Notes in the aggregate principal amount of $2,200,000 shall be delivered to and made payable jointly to W.C. Adams, Sr. and Ann S. Adams;

                          (3)     Six Purchaser Notes in the aggregate
                                  principal amount of $231,418 shall be
                                  delivered to and made payable to William C.
                                  Adams, Jr.

         (C) THE CLOSING. The closing of the Purchase (the "Closing") shall take place at the main office of the Bank on the last business day of the month during which the last of any required waiting periods associated with regulatory approvals of the Purchase shall have expired, but in no event before the conditions contained in this Agreement shall have been fulfilled or waived, or such other date and at such other place as Purchaser and the Sellers may mutually determine (the "Closing Date").





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


         (D) DELIVERIES AT THE CLOSING. At the Closing, (i) the Sellers will deliver to the Purchaser the various certificates, instruments, and documents referred to in Section 7 below, (ii) the Purchaser will deliver to the Sellers the various certificates, instruments and documents referred to in Section 8 below, (iii) each of the Sellers will deliver to the Purchaser stock certificates representing all of his of or shares of PBI Stock, endorsed in blank or accompanied by duly executed assignment documents; and (iv) the Purchaser will deliver to each of the Sellers the Purchase Price specified in
Section 1(b) above.

         (E) EXPENSES. Except as set forth herein, each party to this Agreement and the transactions contemplated herein will pay its own expenses in connection herewith.

                  SECTION 2. REPRESENTATIONS AND WARRANTIES OF
                                 THE PURCHASER

As an inducement to Sellers to enter into this Agreement, the Purchaser represents and warrants to the Sellers as follows:

         (A) CORPORATE ORGANIZATION, STANDING AND AUTHORITY. The Purchaser is a corporation duly organized and validly existing under the laws of the State of Tennessee, and has all requisite power and authority to own, lease and operate its properties and the corporate power to carry on its businesses as now and where being conducted. It has the full corporate power, authority and legal right to execute and deliver this Agreement and to consummate the transactions and perform its obligations contemplated by this Agreement.

         (B) BINDING EFFECT OF AGREEMENT. The Board of Directors of Purchaser at a lawfully convened meeting, has approved the Purchase, authorized the execution of this Agreement and have taken or will take all such other action as is required by law, its Articles of Incorporation, its Bylaws or any indenture or other agreement to which it is a party. When executed and delivered, this Agreement will constitute the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms (except as such enforceability may





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

be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect which affect creditors' rights generally and by legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies).

         (C) NO BROKER OR FINDER. No broker or finder or other party or agent performing similar functions has been retained by Purchaser or is entitled to be paid based upon any agreements, arrangements or understandings made by Purchaser in connection with the transactions contemplated by this Agreement and no brokerage fee or other commission has been agreed to be paid by Purchaser on account of the transactions contemplated hereby. Purchaser agrees to indemnify and hold Sellers harmless for such fees, if any, incurred by Sellers in connection with the transactions contemplated herein.

             SECTION 3. REPRESENTATIONS AND WARRANTIES OF SELLERS.

         As an inducement to Purchaser to enter into this Agreement, Sellers, jointly and severally, represent and warrant to Purchaser as follows:

         (A) PBI STOCK. Except as disclosed in the Exception Letter delivered herewith, (i) each Seller holds of record and owns beneficially the number of shares of PBI Stock set forth by his or her name in Recital A above, free and clear of any restrictions on transfer, taxes, mortgages, pledges, liens, encumbrances, charges, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims and demands; (ii) the Sellers are not collectively nor is any Seller individually parties or party to any option, warrant, purchase right, or other contract or commitment, that could require the Sellers or a Seller to sell, transfer, or otherwise dispose of any PBI stock, other than pursuant to this Agreement; and (iii) no Seller is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any shares of PBI Stock.

         (B) CORPORATE ORGANIZATION, STANDING AND POWER. PBI is a corporation duly organized and validly existing under the laws of the State of Tennessee. The Bank is a banking corporation duly organized and validly existing under the laws of the state of Tennessee. PBI and the Bank have all requisite power and authority to own, lease and operate their respective properties and the corporate power to carry on their respective businesses as now and where being conducted. PBI and the Bank are qualified to do business to the extent required by law in all states where they transact business. Copies of the Articles of Incorporation and Bylaws of PBI and the Bank, as amended, (certified to be correct by a duly authorized officer) have been delivered to Purchaser and are complete and correct as of the date hereof. The minute books of PBI and the Bank contain a complete and accurate record of all meetings held and all corporate actions taken by the shareholders, the Boards of Directors and all committees of the Boards of Directors of PBI and the Bank.

         (C) AUTHORITY; BINDING EFFECT OF AGREEMENT. The Sellers have full power and authority to execute and deliver this Agreement and to consummate the transactions and perform their obligations contemplated by this Agreement.
When executed and delivered, this Agreement will constitute the valid and binding obligation of the Sellers, enforceable against the Sellers, in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect which affect creditors' rights generally and by legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies).

         (D) NO BREACH. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate any provision of the Articles of Incorporation or Bylaws of the PBI or the Bank, or (ii) except as disclosed in the Exception Letter delivered herewith, violate or require any consent under any judgment, order, injunction, decree, award or agreement against or binding upon any of the Sellers, PBI or the Bank or upon the securities, property or business of any of the Sellers, PBI or the Bank, which violation or failure to obtain consent would preclude the Purchase or otherwise have a Material Adverse Effect upon PBI or the Bank.

         (E) CAPITALIZATION OF PBI. The authorized capital stock of PBI consists of 2,000,000 shares of common stock, $5.00 par value per share, and as of the date hereof, 50,000 shares of PBI Stock are issued and outstanding, all of which are validly issued and fully paid and non-assessable and all of which are held by the Sellers in the amounts provided in Recital A above. There are no outstanding securities or other obligations which are convertible into PBI Stock, and there are no outstanding options, warrants, rights, calls, puts or other commitments of any nature which entitle the holder, upon exercise thereof, to be issued PBI Stock or any other equity security of PBI. PBI has no subsidiaries other than the Bank.

         (F) CAPITALIZATION OF THE BANK. The authorized capital stock of the Bank consists of 2000 shares of common stock, $25.00 par value per share, and as of the date hereof, 2000 shares of Bank common stock are issued and outstanding, all of which are validly issued and fully paid and nonassessable and all of which are held by PBI. There are no outstanding securities or other obligations which are convertible into Bank common stock, and there are no outstanding options, warrants, rights, calls, puts or other commitments of any nature which entitle the holder, upon exercise thereof, to be issued Bank common stock or any other equity security of the Bank. The Bank has no subsidiaries.

         (G) FINANCIAL STATEMENTS. Sellers have delivered to Purchaser copies of all quarterly reports of condition and income ("Call Reports") filed with the Federal Deposit Insurance Corporation ("FDIC") by the Bank since January 1, 1990. Sellers have also delivered to Purchaser all regulatory financial reports filed by PBI with the Federal Reserve System since January 1, 1990 ("Financial Reports"). The foregoing Call Reports and Financial Reports have been prepared in accordance in all material respects with the FDIC's and the Federal Reserve System's respective Instructions for the Preparation of Reports of Call Reports and Financial Reports, and fairly and accurately present the financial position and results of operations of PBI and the Bank as of such dates and for the periods indicated. There are no obligations or liabilities of PBI and the Bank, whether absolute, accrued or contingent (including without limitation, unfunded obligations under employee benefit plans or arrangements or liabilities for federal, state, local or foreign taxes or assessments) which were or will be required to be reflected or disclosed in the Call Reports or Financial Reports and which if not so reflected or disclosed therein would in the aggregate have a Material Adverse Effect on PBI or the Bank.

         (H) ABSENCE OF CHANGES. Since December 31, 1994, (i) PBI and the Bank have continued actively in the conduct of their business in the ordinary course; (ii) there has been no adverse change in the financial condition, results of operations, business, operations or prospects of PBI or the Bank which has had a Material Adverse Effect; (iii) there has been no transfer, sale, pledge or mortgage of any properties or assets of PBI or the Bank except in the ordinary course of business; and (iv) PBI and the Bank have not incurred, assumed or guaranteed any borrowing nor issued any letters of credit that are not in the ordinary course of business.

         (I) REQUIRED REGULATORY FILINGS BY PBI AND THE BANK. PBI and the Bank have filed all required reports with the applicable federal regulatory agencies, and PBI and the Bank have not been notified that any such reports were deficient in any material respect as to form or content and PBI and the Bank have no knowledge of any fact or circumstance which would cause any regulatory agency to so regard such filings. True and correct copies of all reports filed by PBI and the Bank after June 30, 1995, with the FDIC and the Federal Reserve and any other applicable governmental agencies will be delivered to Purchaser promptly after the filing thereof to the extent permitted by the applicable governmental agency.

         (J) NO BROKER OR FINDER. No broker or finder or other party or agent performing similar functions has been retained by Sellers or is entitled to be paid based upon any agreements, arrangements, or understandings made by Sellers in connection with the transactions contemplated by this Agreement and no brokerage fee or other commission has been agreed to be paid by Sellers on account of the transactions contemplated hereby. Sellers agree to indemnify and hold Purchaser harmless for such fees, if any, incurred by Sellers in connection with the transaction contemplated herein.

         (K) LOAN LOSS RESERVES AND CAPITAL ADEQUACY. Since December 31, 1994, PBI and the Bank have been and are in compliance with laws and regulations of all appropriate regulatory agencies as to capital adequacy, and no reports, letters, orders, examinations or other communications have been received by PBI or the Bank from the FDIC, the Federal Reserve or the Tennessee Department of Financial Institutions, or their designees, which question or criticize, in any material respect, the adequacy or amount of the loan loss reserves or the capital adequacy of the Bank.

         (L) SOLE AGREEMENT TO MERGE OR SELL. The Sellers, PBI and the Bank are not parties to any other purchase, merger or business combination agreement, letter of intent, agreement of sale, or other agreement obligating it or them to sell or authorize the sale of assets or stock of PBI or the Bank or to allow PBI or the Bank to merge with, or to be acquired in any other manner by, any other entity or person or to any other discussions concerning any direct or indirect acquisition or purchase of shares of PBI or the Bank.

         (M) LITIGATION, CLAIMS AND OBLIGATIONS. Except as disclosed in the Exception Letter delivered herewith, there is no material litigation, proceeding or governmental investigation pending or, to the best of Sellers' knowledge, threatened against PBI or the Bank or the properties or business of PBI or the Bank, or as to the transactions contemplated by this Agreement; and neither PBI nor the Bank is a party to or subject to the provisions of any regulatory letter (formal or informal), regulatory order, judicial decree, judgment or order of any governmental agency, the performance or enforcement of which would have a Material Adverse Effect on PBI or the Bank.

         (N) TITLE TO PROPERTIES. PBI and the Bank have good and marketable title to all the properties, interests in properties and assets, real and personal, reflected in their respective Call Report and Financial Report as of December 31, 1994, or acquired after December 31, 1994 (except properties and interests in properties and assets sold or otherwise disposed of since December 31, 1994, in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges and other encumbrances and imperfections, except for such defects in title which would not in the aggregate have a Material Adverse Effect on PBI or the Bank. The structures and equipment of PBI and the Bank comply with the requirements of all applicable federal, state or local laws, regulations, ordinances or orders of any governmental authority, including, but not limited to, those relating to zoning, building or use permits and the Americans With Disabilities Act. All such structures, equipment and tangible personal property are in good repair and operating order, ordinary wear and tear excepted. All leases pursuant to which PBI or the Bank leases any real or personal property are valid and subsisting, and there is not, as of the date of this Agreement, under any of such leases any material default by PBI or the Bank, or by any other party, which default is known to the Sellers, or any event that with the passage of time or the giving of notice, or both, would constitute such a default.

         (O) TAX RETURNS. PBI and the Bank have timely and duly filed returns for all federal, state and local taxes to the extent such filings and payments were required prior to the date of this Agreement and such returns are true and correct. Neither PBI nor the Bank has had any tax deficiencies proposed or assessed against it and neither PBI nor the Bank has executed any waiver of or extended the statute of limitations on the audit of any tax return or the assessment or collection of any tax. All taxes and governmental charges levied or assessed against the property or the business of PBI and the Bank have been paid in full, other than taxes or charges the payment of which is not yet due or which, if due, are not yet delinquent or are being contested in good faith or have not been finally determined. The amount set up as accruals for taxes is sufficient in all material respects for the payment of all unpaid taxes and governmental charges of all kinds for the period ended on December 31, 1994 and all periods prior thereto.

         (P) INSURANCE. PBI and the Bank carry fire, liability and other insurance with respect to its properties and business in such amounts and against such risks as their management reasonably believes to be adequate for the business conducted by them under valid and enforceable policies by insurers of recognized responsibility. Such policies, or policies containing substantially equivalent coverage, will be outstanding and in full force at all times from the date hereof to the Closing Date, and Sellers agree to cause PBI and the Bank to take such reasonable steps as may be necessary to insure that substantially equivalent coverage is in effect at and after the Effective Date. Since at least January 1, 1989, PBI and the Bank have continuously maintained fidelity bonds insuring PBI and the Bank against acts of dishonesty by each of its employees in such amounts as is customary for bank holding companies and banks of similar size to PBI and the Bank. Since January 1, 1989, there has been no claim under such bonds and Sellers are not aware of any facts which would form the basis of a claim under such bonds. Sellers have no reason to believe that fidelity coverage will not be renewed by this carrier on substantially the same terms as existing coverage, other than for underwriting changes which affect the banking industry generally.

         (Q) FORWARD COMMITMENTS. Neither PBI nor the Bank has any legally binding forward commitments to make any loan or to extend any credit including letters of credit extended in the ordinary course of business and commitment letters other than as set forth in its most recent Call Report or Financial Report.

         (R) EMPLOYEE BENEFIT PLANS. Sellers have disclosed in writing to Purchaser each employee benefit plan [as defined in Section 3(3) of the Employee Retirement Income Security Act ("ERISA")] or other plan maintained for PBI or the Bank's employees or under which PBI or the Bank has any present or future liability (a "Plan"), and true and complete copies of all Plans have heretofore been delivered to Purchaser, together with the most recent Internal Revenue Service determination letter, annual report (Form 5500 Series) and accompanying schedules, summary plan description, certified financial statement (if available) and actuarial report related thereto. With respect to each Plan for which an annual report has been filed, there has not occurred with respect to the matters covered by the annual report since the date thereof, except as has been disclosed in writing to Purchaser, any change which would result in a Material Adverse Effect. There are no unfunded vested benefits or other funding deficiencies under any Plan which are subject to the vesting and funding standards of ERISA, and none of the Plans is a multi-employer plan within the meaning of Section 3(37) of ERISA. Each of the Plans covered by ERISA (i) has been operated in all material respects in accordance with ERISA,
(ii) has not engaged in any prohibited transaction (as such term is defined in Section 4975 of the Code or in Section 406 of ERISA) which would result in a material penalty, and (iii) has met the minimum funding standards of Section 412 of the Code, if applicable. Each of the Plans which is an employee pension benefit plan (as defined in Section 3(2) of ERISA) ("Pension

Plan") that is intended to "qualify" under Section 401(a) of the Code, is qualified within the meaning of Section 401(a) of the Code, except as has heretofore been disclosed in writing to Purchaser, and a favorable determination letter has been issued by the Internal Revenue Service with respect to each such qualified Pension Plan. No Pension Plan has been amended since issuance of the most recent determination letter by the Internal Revenue Service with respect thereto. Each Pension Plan has been administered in accordance with Section 401(a) of the Internal Revenue Code, where applicable. No Reportable Event (within the meaning of Section 4043 of ERISA) has occurred with respect to any Plan which would result in a Material Adverse Effect to PBI or the Bank. Since the enactment of ERISA, neither PBI nor the Bank has completely or partially terminated any employee pension benefit plan or withdrawn from any multi-employer pension plan. No proceedings by the Pension Benefit Guaranty Corporation have been instituted or threatened to terminate, pursuant to Subtitle C of Title IV of ERISA, any plan. There is no suit, action or proceeding pending or, to the knowledge of Sellers, threatened against or affecting, or likely to have a Material Adverse Effect on any Plan.

         (S) LABOR RELATIONS. None of the employees of PBI or the Bank is a party to a collective bargaining agreement. There are no pending or threatened labor disputes with any of the employees of PBI or the Bank. Sellers have disclosed in writing and in confidence to Purchaser the names of all personnel employed by PBI and the Bank and their total undivided annual compensation (including bonuses and the like).

         (T) MARKETABILITY OF SECURITIES. Except for securities held to maturity in accordance with the application of FASB 115 to the Bank's "Investment Securities" and except for pledges to secure public and trust deposits, none of the investments reflected in the Bank's Call Reports under the heading "Investment Securities" and none of the investments made since said date are subject to any "investment" or other restrictions, whether contractual or statutory, which materially impairs the ability of the holder thereof to freely dispose of such investment in the open market at any time.

         (U) INTERESTED PARTY TRANSACTIONS. Neither PBI nor the Bank is a party to, and none of their property is bound or affected by, nor does PBI or the Bank receive benefits under, any written or oral or express or implied contract or other arrangement (i) which is not in the ordinary course of business consistent with its past practices, or (ii) in which a material interest is held by an officer or director of PBI or the Bank or any "associate" of any such officer or director, as that term is defined in Rule 14a-1 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is not on substantially the same terms (including, without limitation, in the case of lending transactions, interest rates, maturity schedule and collateral) as those prevailing at the time for comparable transactions with unrelated parties or which involves more than normal risk of collectibility or which involves other unfavorable features.

         (V) MATERIAL CONTRACTS OR AGREEMENTS. Neither PBI nor the Bank is in default in any material respect under any material contract, lease, insurance policy, commitment or arrangement to which either is a party or by which it or its property may be bound or affected or under which it or its property receives benefits, and there has not occurred any event which, with the lapse of time or giving of notice, or both, would constitute such a default. Such contracts, leases, insurance policies and other instruments are binding obligations of the respective parties thereto in accordance with their terms, and Sellers know of no defenses, offsets or counterclaims thereto or of any facts which give rise to any defenses, offsets or counterclaims thereto which may be made by any party thereto other than PBI or the Bank, nor has PBI or the Bank waived any substantial rights thereunder. Neither PBI nor the Bank is a party to or otherwise bound by any contract, agreement, plan, lease, license, commitment or undertaking which, in the reasonable opinion of the Sellers, is materially adverse, materially onerous, or materially harmful to any aspect of the business or prospects of PBI or the Bank. Neither PBI nor the Bank is obligated on any contract or agreement for the provision of goods or services to PBI or the Bank that cannot be terminated without penalty upon three months notice.

         (W) ENVIRONMENTAL MATTERS. To the knowledge of Sellers, none of the properties, including Other Real Estate Owned, of PBI or the Bank contains hazardous materials or substances that cannot be easily removed and cleaned up, and in the case of asbestos, completely abated. For purposes of this provision, a hazardous material or substance is deemed easily removed and cleaned up, and in the case of asbestos, easily abated, if the cost of such removal and clean-up and abatement does not exceed Ten Thousand and no/100 Dollars ($10,000.00) and if such removal and clean-up and abatement do not materially interfere with the day-to-day operations of PBI or the Bank. To the knowledge of Sellers, no outstanding loan payable to PBI or the Bank is secured by property that contains hazardous materials or substances that cannot be removed and cleaned up, and in the case of asbestos, completely abated, at an expense not exceeding ten percent (10%) of the fair market value of such properties. As used herein, "hazardous substance" or "hazardous material" means substances subject to reporting under Title III of the Superfund Amendments and Reauthorization Act (SARA) of 1986 or the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (CERCLA); the Resource Conservation and Recovery Act of 1976, as amended
(RCRA); petroleum, petroleum products; substances regulated by the Toxic Substance Control Act, as amended, or substances regulated by the Federal Insecticide, Fungicide, and Rodenticide Act. To the knowledge of the Sellers, neither PBI nor the Bank has loaned money against the securities or assets of any company or other association that has not obtained all permits, licenses and other authorizations which are required under federal, state and local laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminates or hazardous or toxic materials or waste into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminates or hazardous or toxic materials or waste. To the knowledge of Sellers, neither PBI nor the Bank has loaned money against the securities or assets of any company or other association that is presently, or may in the future, potentially under current laws be subject to any claim, action, suit, proceeding, hearing, or investigation arising out of or relating to the manufacture, presence, processing, distribution, use, treatment, storage, disposal, transport or handling of the emission, discharge, release or threatened release into the environment of any pollutant contaminant or hazardous or toxic material or waste.

         (X) INVESTMENT. W.C. Adams, Sr., Ann S. Adams, and W.C. Adams, Jr. (i) understand that the Purchaser Notes to be issued pursuant hereto have not been and will not be registered under the Securities Act of 1933, as amended, or under any state securities laws, and are being offered and issued in reliance upon federal and state exemptions for transactions not involving any public offering; (ii) are to receive and will receive the Purchaser Notes solely for their own account for investment purposes, and not with a view to the distribution thereof; (iii) are sophisticated investors with knowledge and experience in business and financial matters; (iv) have received certain information concerning the Purchaser and have had the opportunity to obtain additional information as desired in order to evaluate the merits and risks inherent in holding Purchaser Notes; (v) are able to bear the economic risk and lack of liquidity inherent in holding the Purchaser Notes; and (vi) are Accredited Investors as that phrase is defined in Regulation D promulgated under the Securities Act of 1933, as amended.

         (Y) REPRESENTATIONS NOT MISLEADING. No representation or warranty by the Sellers in this Agreement nor any statement, exhibit or disclosure furnished to the Purchaser by and on behalf of the Sellers under and pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. For purposes of the representation made in the preceding sentence, an untrue statement of fact or an omitted statement of fact required to make statements not misleading shall be deemed material if the untrue statement or omitted statement has a Material Adverse Effect on PBI or the Bank.

                          SECTION 4. MUTUAL COVENANTS.

         (A) CONSENTS AND APPROVALS. Purchaser covenants with the Sellers and the Sellers covenant with Purchaser that prior to the Closing Date, each promptly will take such steps or cause steps to be taken as may be reasonably necessary and use their respective best efforts in order to obtain any licenses, consents, approvals, permits or authorizations which are required to be obtained in order to complete the Purchase and otherwise carry out the transactions contemplated by this Agreement under any applicable federal or state laws or regulations, and each will expeditiously perform all other acts and execute and deliver all other documents necessary to consummate the Purchase as contemplated in this Agreement. All parties covenant and agree to pursue diligently the expeditious completion of the Purchase consistent with prudent action.

         (B) CONFIDENTIALITY. Purchaser and the Sellers covenant with each other that because of the confidential nature of the negotiations surrounding the Purchase, the Parties agree that without first obtaining the written consent of the other, there will be no public announcement as to the terms and conditions of this Agreement or the transactions reflected herein, except for such public announcements as may be jointly approved by the Parties, such disclosures as may be required incidental to obtaining the prior approval of any regulatory agency or official to the consummation of the Purchase described herein and such disclosures as may be required in order to comply with applicable federal and state laws and regulations and the orders of courts of competent jurisdiction. Any and all copies of confidential information regarding any Party obtained by another Party hereto shall be returned to the disclosing Party and shall not be used by any other Party hereto if the Purchase is not consummated for any reason.

         (C) INVESTIGATION; ACCESS TO RECORDS. Prior to the Closing Date, Purchaser may make, or cause to be made, such investigations, if any, of the business and properties of PBI and the Bank and of PBI and the Bank's financial and legal condition as Purchaser, in its sole discretion, deems necessary or advisable to familiarize itself and its advisors with PBI and the Bank's business, properties and other matters; provided that such investigations shall be reasonably related to the transactions contemplated hereby and shall not interfere unnecessarily or unreasonably with normal operations and will be subject to reasonable security requirements of PBI and the Bank. Sellers shall cause PBI and the Bank to afford to the accountants, counsel and other designated representatives of Purchaser full access to such properties, loan files, books, contracts, commitments, letters, work papers and other documents of PBI and the Bank as Purchaser shall from time to time reasonably request.
No investigation by Purchaser hereto shall be deemed to affect or constitute a waiver of any representations and warranties of Sellers, and each such representation and warranty shall survive any such investigation. Purchaser shall, and shall use its best efforts to, cause its accountants, counsel and other representatives to maintain the confidentiality of all information furnished to it by PBI and the Bank concerning their business, operations and financial condition, and shall not use such information for any purpose except in furtherance of the transactions contemplated by this Agreement. If this Agreement should be terminated prior to the Closing Date, Purchaser shall, upon request, promptly return all documents, work papers and other materials (including copies thereof) received from PBI or the Bank or its representatives, unless the information contained in such documents and materials is readily ascertainable from public or published information or trade sources.

                       SECTION 5. COVENANTS OF PURCHASER.

         Purchaser hereby covenants with Sellers as follows:

         (A) NOTICE OF ACTUAL OR THREATENED BREACH. Purchaser will promptly give written notice to Sellers upon becoming aware of any impending or threatened occurrence of any event which would cause or constitute a breach of any of the representations, warranties or covenants made by Purchaser in this Agreement or which would threaten consummation of the transactions contemplated herein, and Purchaser will use its best efforts to prevent or promptly remedy the same.

         (B) EMPLOYEE BENEFITS. Purchaser shall not be obligated to include the employees of PBI and the Bank as participants in Purchaser's profit sharing plan after the Closing; provided, however, (i) Purchaser may from time to time on an annual basis determine whether to include the employees of PBI and the Bank in said profit sharing plan but shall be under no obligation to do so except as required by applicable law; and (ii) to the extent employees of PBI and the Bank are not included as participants in Purchaser's profit sharing plan, Purchaser shall cause PBI and the Bank to continue the 401-K Plan presently in effect at PBI and the Bank, except as may be proscribed by applicable law.

                        SECTION 6. COVENANTS OF SELLERS.

         Sellers hereby covenant with Purchaser as follows:

         (A) ARTICLES OF INCORPORATION AND BYLAWS. Sellers shall cause PBI and the Bank to not and PBI and the Bank shall not change their Articles of Incorporation or Bylaws prior to the Closing Date.

         (B) NOTICE OF ACTUAL OR THREATENED BREACH. Sellers will promptly give written notice to Purchaser upon becoming aware of any impending or threatened occurrence of any event or the failure of any event to occur which would cause or constitute a breach of any of the representations, warranties or covenants made by Sellers to Purchaser in this Agreement, any other changes or inaccuracies in any data previously given or made available to Purchaser, or which would threaten the consummation of the transactions contemplated hereby, and will use their best efforts to defend, prevent or promptly remedy the same.

         (C) REGULATORY AND OTHER INFORMATION. Sellers shall respond promptly and cause PBI and the Bank to and PBI and the Bank shall respond promptly to requests by Purchaser and its counsel and other representatives for information for inclusion in applications for the approval of the Board of Governors of the Federal Reserve System, the Tennessee Department of Financial Institutions, and any other applications for regulatory or other approvals reasonably deemed necessary or appropriate by Purchaser.

         (D) ORDINARY COURSE OF BUSINESS. Sellers shall cause PBI and the Bank to and PBI and the Bank shall carry on its business in and only in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, preserve intact its present business organization, keep available within its ability to do so the services of its present officers and employees, and preserve its relationships with customers, depositors, creditors, correspondents, suppliers, and others having business dealings with it. Without the prior written approval of Purchaser, Sellers shall cause PBI and the Bank to not and the Bank and PBI shall not (i) fail to conduct business in the ordinary course, (ii) incur any liability or obligation, increase its long term or short term debts, make any commitment or disbursement, acquire or dispose of any property or asset, subject any of its properties to any lien, claim, change, option, or encumbrance, except in the ordinary course of its business,
(iii) suffer or permit any officer, director or shareholder to incur any indebtedness to PBI or the Bank other than in the ordinary course of business and on terms and conditions, including interest rates and maturity, customary for similar transactions with other parties, (iv) enter into any contracts not in the ordinary course of business or any contract, excluding loans, exceeding $10,000, (v) make purchases for or sales from its investment portfolio except in the ordinary course of business (and Purchaser will be notified before each such purchase or sale), (vi) apply for a new branch facility, or close any existing branch facility.

         (E) ACCOUNTING PRACTICES. Except as required by GAAP or governmental regulations, Sellers shall cause PBI and the Bank to not and PBI and the Bank shall not make any changes in its accounting methods or practices and Sellers shall notify Purchaser in writing of any such changes.

         (F) NO CHANGES IN CAPITAL. Sellers shall cause PBI and the Bank to not and PBI and the Bank shall not make any change in its authorized capital stock; issue or sell, purchase, redeem or retire any of its capital stock; agree to issue, sell, purchase, redeem or retire any of its capital stock; grant any option, warrant, call or any other right to purchase or to convert any obligation into any of its capital stock; or issue or sell or agree to issue or sell any other debt or equity security.

         (G)     NO DISTRIBUTIONS.   Sellers shall cause PBI and the Bank to
not and PBI and the Bank shall not declare or pay any dividend, nor authorize or make any redemption or other distribution of assets to its shareholders without the written consent of Purchaser.

         (H) SOLE AGREEMENT TO MERGE OR SELL. After the execution hereof, Sellers shall not, either on behalf of themselves or PBI or the Bank, solicit inquiries with respect to any other purchase, merger or business combination agreement, letter of intent, agreement of sale or other agreement obligating Sellers, PBI or the Bank to sell or authorize the sale (other than in the ordinary course of business) of PBI Stock, assets or stock of PBI or the Bank or allowing PBI or the Bank to merge or combine with, or to be acquired in any other manner by, any other person or entity.

         (I) EMPLOYEE COMPENSATION. Without Purchaser's consent or except as provided herein, Sellers shall cause PBI and the Bank to not and PBI and the Bank shall not increase the compensation of any director, officer or employee of PBI or the Bank or enter into or agree to any employment contract or bonus, stock option, profit sharing, pension, retirement, incentive or other similar arrangement or modify any employment contract with regard to any such person.

                 SECTION 7. CONDITIONS PRECEDENT TO PURCHASER'S
                     OBLIGATION TO CONSUMMATE THE PURCHASE.

         Unless waived by Purchaser in writing, the obligations of Purchaser to consummate the Purchase shall be subject to each and everyone of the following conditions:

         (A) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Sellers set forth herein shall be true and correct in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made at such date, except for representations and warranties made as of a specific date, which shall be true and correct in all material respects as of that date.

         (B) COVENANTS OBSERVED. The covenants and agreements of or to be performed by Sellers, PBI and the Bank shall have been complied with or performed in all material respects.

         (C) NO MATERIAL ADVERSE CHANGES. There shall have been no material adverse change in the financial condition or results of operation of PBI or the Bank, as reflected in their December 31, 1994 Financial Report and Call Report, respectively, which such change would be determined to cause a Material Adverse Effect on PBI or the Bank.

         (D) ACCESS TO RECORDS. Purchaser and its employees, agents, accountants, advisors and attorneys shall have been allowed full and complete access to the books, records and assets of PBI and the Bank, including, without limitation, loan and investment portfolios, minute books, benefit plans and financial records for the period following execution of this Agreement up to and including the Closing Date. Any and all copies of confidential information regarding PBI or the Bank or a customer of PBI or the Bank obtained by Purchaser shall be returned to Sellers and shall not be used by Purchaser if the Purchase is not consummated for any reason.

         (E) CERTIFICATES. The Sellers shall have delivered their certificates dated the Closing Date to Purchaser stating that the representations and warranties of Sellers set forth herein were true in all respects as of the date hereof and are true in all respects as of the Closing Date (except as affected by transactions contemplated hereby), and that the covenants of Sellers set forth herein have been complied with in all respects.

         (F) GOVERNMENT APPROVALS. All necessary approvals and authorizations by, filings and registrations with, and notifications to, all federal and state authorities (including, but not limited to, the Tennessee Department of Financial Institutions and the Board of Governors of the Federal Reserve System) required for consummation of the Purchase or the prevention of any termination of any licenses, permits or authorizations of PBI or the Bank, which terminations would materially impair the conduct of PBI or the Bank's business, shall have been duly obtained without conditions unacceptable to Purchaser or made and shall not have been canceled or rescinded. Any and all required statutory or regulatory waiting periods shall have expired.

         (G) NO INJUNCTION. No injunction, restraining order, stop order or other order or action of any federal or state court or agency in the United States which specifically and materially prevents the consummation of the Purchase shall be in effect, and no action shall have been instituted or threatened, and no statute, rule or regulation shall have been enacted, by any state or federal government or government agency which makes the consummation of the Purchase unlawful or which in the reasonable judgment of Purchaser, would make it inadvisable to consummate the transactions contemplated by this Agreement.

         (H) LITIGATION. On the Closing Date, there shall not be pending or threatened against PBI or the Bank or the officers or directors of PBI or the Bank in their capacity as such, any suit, action or proceeding which, if successful, would, in the reasonable judgment of Purchaser, have a Material Adverse Effect on PBI or the Bank.

         (I) PBI STOCK OUTSTANDING. Immediately prior to the Closing Date, there shall be no more than 50,000 shares of PBI Stock outstanding all of which shall be owned by the Sellers collectively.

         (J) EMPLOYMENT/NONCOMPETITION AGREEMENT. On or before the Closing Date, William C. Adams, Jr. shall have entered into an employment and noncompetition agreement with the Bank and Purchaser on terms and conditions mutually acceptable to Purchaser and William C. Adams, Jr.

         (K) RESIGNATION/NONCOMPETITION AGREEMENT. On the Closing Date, William C. Adams, Sr. shall have tendered his resignation as an officer of PBI and the Bank and shall have executed a non-competition agreement with the Bank and Purchaser on terms and conditions mutually acceptable to Purchaser and William C. Adams, Sr.

         (L) ENVIRONMENTAL AUDIT. At its option, Purchaser shall have obtained a Phase 1 environmental assessment of the real property and improvements thereon owned by PBI or the Bank and the results of such assessment do not indicate the presence of hazardous materials or substances the removal, clean-up or abatement of which would cost more than Ten Thousand and no/100 Dollars ($10,000.00).

                  SECTION 8. CONDITIONS PRECEDENT TO SELLERS'
                    OBLIGATIONS TO CONSUMMATE THE PURCHASE.

         Unless waived by Sellers, Sellers' obligations to complete the Purchase shall be subject to each and every one of the following conditions:

         (A) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser set forth herein shall be true and correct in all respects as of the Closing Date, with the same force and effect as though such representations and warranties had been made as of such time, except for representations and warranties made as of a specific date, which shall be true and correct in all respects as of that date.

         (B) COVENANTS OBSERVED. The covenants and agreements of or to be performed by Purchaser shall have been complied with or performed in all respects or duly waived in writing by Sellers.

         (C) OFFICER'S CERTIFICATES. The President of Purchaser shall have delivered his certificate to Sellers dated the Closing Date stating that, except as affected by the transactions contemplated hereby, the representations and warranties of Purchaser set forth herein and the covenants of Purchaser set forth herein were true in all respects as of the date hereof and are true as of the Closing Date, or have been complied with in all respects.

         (D) EMPLOYMENT/NONCOMPETITION AGREEMENT. On or before the Closing Date, William C. Adams, Jr. shall have entered into an employment and noncompetition agreement with Purchaser and the Bank on terms and conditions mutually acceptable to Purchaser and William C. Adams, Jr, and William C. Adams, Sr. shall have entered into a noncompetition agreement with Purchaser and the Bank on terms and conditions mutually acceptable to Purchaser and William C. Adams, Sr.

                SECTION 9.  ABANDONMENT, BREACH AND TERMINATION;
                              PAYMENT OF EXPENSES.

         (A) ABANDONMENT. Anything herein to the contrary notwithstanding, this Agreement may be terminated and the Purchase abandoned at any time prior to the Closing Date by mutual agreement of the Sellers and Purchaser. Upon such abandonment, all obligations of the Parties hereunder shall terminate and each Party shall bear expenses as provided in Section 1 and shall maintain the confidentiality required by Section 4.

         (B) BREACH. The sole right or remedy arising from a breach of a representation or warranty shall be termination of this Agreement by the aggrieved Party prior to the Closing Date of the Purchase. In the event of a breach of any agreement or covenant contained in this Agreement by a party hereto, the non-breaching Party shall be entitled to seek all legal and equitable remedies to which such Party may be entitled, including specific performance of the provisions hereof. If any Party willfully causes a condition hereunder, other than as set forth in (c) below, not to be fulfilled, such Party shall pay the other Party's expenses arising from the negotiation and preparation of, or filings and solicitations with respect to, this Agreement, including accounting fees, legal fees, filing fees, travel expenses, together with other damages recoverable at law or in equity.

         (C)     TERMINATION.

                 (1) Permissible Termination. The Agreement may be terminated and the Purchase abandoned as follows:

                          (A) By Sellers in the event (i) any of the conditions or obligations as set forth in Section 8 hereof shall not have been satisfied; (ii) Sellers determine that there has been a material misrepresentation or breach of warranty by Purchaser in the representations or warranties set forth herein or in any other certificate or writing delivered pursuant hereto, which has not been or cannot be cured within thirty (30) days after written notice of such breach is delivered or mailed to Purchaser; or (iii) if the Purchase shall violate any non-appealable final order, decree or judgment or any court or governmental body having competent jurisdiction.

                          (B) By Purchaser in the event (i) any of the conditions or obligations of Purchaser as set forth in Section 7 hereof shall not have been satisfied; (ii) Purchaser determines there has been a material misrepresentation or breach of warranty by Sellers or with respect to PBI or the Bank in the representations or warranties set forth herein or in any other certificate or writing delivered pursuant hereto, which has not been or cannot be cured within thirty (30) days after written notice of such breach is delivered or mailed to Sellers; (iii) if the business, financial condition or results of operation of PBI or the Bank have been materially and adversely affected since December 31, 1994; or (iv) if the Purchase shall violate any non-appealable final order, decree or judgment of any court or governmental body having competent jurisdiction.

                          (C) By either Sellers or Purchaser in the event the Closing Date, as defined herein, has not occurred on or before March 31, 1996.

                 (2) Effect of Termination. In the event of such termination and abandonment of this Agreement and the Purchase, the Agreement shall become void and have no effect without any liability on the part of any party or its directors, officers, stockholders, agents or attorneys except as provided herein.

                             SECTION 10.  GENERAL.

         (A) CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated except where otherwise specifically defined:

                 (i) "Materiality." Unless the context otherwise requires, any reference in this Agreement to materiality shall, as to PBI or the Bank be deemed to be with respect to PBI and the Bank taken as a whole and as to Purchaser shall be deemed to be with respect to Purchaser and its subsidiaries taken as a whole.

                 (ii) "Material Adverse Effect." Material Adverse Effect with respect to a person, means any condition, event, change or occurrence that, individually or collectively, is reasonably likely to have a material adverse effect upon (x) the condition, financial or otherwise, properties, business, results of operations or prospects of such person and its subsidiaries, taken as a whole or (y) the ability of such person to perform its obligations under, and to consummate the transactions contemplated by, this Agreement; provided, however, that as to all representations, warranties and covenants of Sellers, a Material Adverse Effect shall have occurred if the actual or reasonably projected costs, fines, penalties, costs or expenses (including costs of remediation) as a result of any one or more breaches of such representations, warranties and covenants exceed $50,000 in the aggregate calculated on a pre-tax basis.

                 (iii) "Person." Person includes an individual, corporation, partnership, limited liability company, association, trust or unincorporated organization.

         (B) AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of all the Parties hereto.

         (C) EXTENSIONS AND WAIVERS. At any time prior to the Closing Date, the Parties hereto may, if permitted by law:

                 (i) extend the time for the performance of any of the obligations or other acts of the other Parties hereto,

                 (ii) waive any inaccuracies in the representations and warranties of the other Parties contained herein or in any document delivered pursuant hereto, and

                 (iii) waive compliance with any of the covenants, agreements or conditions to the obligations of the other Parties contained herein.

         Any agreement on the part of a Party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such Party. No such waiver or extension shall imply any further waiver or extension not expressly provided for in such a writing.

         (D) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the parties contained in this Agreement shall not survive the Closing, except for those representations of the Sellers set forth in Section 3(a), (b), (c), (d), (e) and (f) hereof which shall survive the Closing.

         (E) COUNTERPARTS. For the convenience of the parties and to facilitate the filing of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         (F) HEADINGS. The descriptive headings of the separate sections and sub-sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         (G) NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, and shall be delivered by a nationally recognized express delivery service or mailed postage prepaid, addressed as follows:

If to Purchaser:                        Mr. Stan Puckett, President
                                        Greene County Bancshares, Inc.
                                        Main and Depot Streets
                                        Greeneville, TN  37744
                                        Telecopier:  615/639-5467

With a copy to:                         Mr. P. Thomas Parrish
                                        Gerrish & McCreary, P.C.
                                        700 Colonial Road, Suite 200
                                        Memphis, TN  38117
                                        Telecopier:  901/684-2339

If to Sellers:                          Mr. W.C. Adams, Jr., President
                                        Premier Bank of East Tennessee
                                        204 East Main Street
                                        Niota, TN  37826
                                        Telecopier:  615/568-2252

With a copy to:                         Mr. Colman B. Hoffman
                                        Baker, Donelson, Bearman & Caldwell
                                        1700 Nashville City Center
                                        511 Union Street
                                        Nashville, TN  37219
                                        Telecopier:  615/726-0464


         (H) ENTIRE AGREEMENT. This Agreement: (i) constitutes the entire Agreement and supersedes all other prior agreements and undertakings, both written and oral, of the parties, or any of them, with respect to the subject matter hereof; (ii) is not intended to confer upon any person other than a Party hereto or their heirs, successors or permitted assigns any rights or remedies hereunder; (iii) shall not be assigned by operation of law or otherwise unless consented to in writing by all Parties hereto; and (iv) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Tennessee except as to matters strictly governed by federal law.

         (I) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors, heirs and permitted assigns.

         (J) SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (K) CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statue or loss shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

         (L) SPECIFIC PERFORMANCE. Each of the parties acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ----------------------------
                                           Its President

                                        SELLERS:

                                        -------------------------------

                                        -------------------------------

                                        -------------------------------

                                   EXHIBIT A

                                PROMISSORY NOTE

$100,000                                                Greeneville, Tennessee
                                                        _______________, 1996

         FOR VALUE RECEIVED, the undersigned GREENE COUNTY BANCSHARES, INC., a Tennessee corporation ("Borrower"), promises to pay to W.C. Adams, Sr. and Ann
S. Adams, jointly, ("Lender") at Lender's address shown below (or at such other place as may be designated from time to time in writing by the Lender to the Borrower) the principal sum of One Hundred Thousand Dollars ($100,000.00), together with interest on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate per annum of eight percent (8%).

         Principal and interest shall be paid as follows:

         (A) Interest at the aforesaid rate shall be calculated on the basis of a 360-day year and shall be due and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning April 15, 1996, until such time as the outstanding principal balance hereof shall have been paid in full.

         (B) The outstanding principal balance hereof shall be due and be payable on January 15, 2002.

If any amount of principal or interest is not paid within ten (10) days after the same is due, then Borrower shall upon demand pay to Lender a late fee equal to five percent (5%) of such amount. The imposition for collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

The following shall constitute an "Event of Default" hereunder:

         1. The failure of Borrower to make any payment of principal and interest hereunder within five (5) days after the date such payment is due; or

         2. If at the end of any calendar quarter during the term hereof the ratio of Greene County Bancshares, Inc.'s consolidated total stockholders' equity to Greene County Bancshares, Inc.'s consolidated total average assets shall be less than six percent (6%); or

         3. If any time during the term hereof Greene County Bank, the wholly owned subsidiary of Greene County Bancshares, Inc., shall have received an examination report from the Federal Deposit Insurance Corporation or the Tennessee Department of Financial Institutions as a result of which Greene County Bank receives a composite rating under the "CAMEL" System of four or five.

Upon the occurrence of an Event of Default as defined above, this Note and all interest accrued hereon shall become due and payable forthwith at the election of the Lender and the payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. No waiver of any Event of Default hereunder shall be considered a wavier of any other or subsequent default.

Borrower shall have no right of prepayment of principal hereunder; however, if the rate of personal federal income tax payable on the receipt of capital gains is lowered from the current rate of 28% to 20% or below, then Borrower may prepay any or all of the outstanding principal balance and all interest accrued hereon but only upon the receipt of an opinion of Lender's legal counsel or accountant to the effect that such prepayment will not create more actual federal income tax liability for the Lender than if the outstanding principal at the time of such proposed prepayment were repaid to Lender in accordance with the terms of this Note.

Borrower will pay to Lender all costs and expenses of collection hereof (including reasonable attorneys' fees).

Borrower waives presentment, demand for payment, protest and notice of nonpayment.

This Note shall be construed in accordance with the laws of Tennessee.

If, at any time, the rate of interest shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ---------------------------
                                           Its President

Lender's Name and Address:              ATTEST:

W.C. Adams, Sr. and Ann S. Adams

--------------------------------        ------------------------------
Knoxville, Tennessee
                    ------------

                                   EXHIBIT B

                                PROMISSORY NOTE

$100,000                                                Greeneville, Tennessee
                                                        _______________, 1996

         FOR VALUE RECEIVED, the undersigned GREENE COUNTY BANCSHARES, INC., a Tennessee corporation ("Borrower"), promises to pay to W.C. Adams, Sr. and Ann
S. Adams, jointly, ("Lender") at Lender's address shown below (or at such other place as may be designated from time to time in writing by the Lender to the Borrower) the principal sum of One Hundred Thousand Dollars ($100,000.00), together with interest on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate per annum of eight percent (8%).

         Principal and interest shall be paid as follows:

         (A) Interest at the aforesaid rate shall be calculated on the basis of a 360-day year and shall be due and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning April 15, 1996, until such time as the outstanding principal balance hereof shall have been paid in full.

         (B) The outstanding principal balance hereof shall be due and be payable on January 15, 2003.

If any amount of principal or interest is not paid within ten (10) days after the same is due, then Borrower shall upon demand pay to Lender a late fee equal to five percent (5%) of such amount. The imposition for collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

The following shall constitute an "Event of Default" hereunder:

         1. The failure of Borrower to make any payment of principal and interest hereunder within five (5) days after the date such payment is due; or

         2. If at the end of any calendar quarter during the term hereof the ratio of Greene County Bancshares, Inc.'s consolidated total stockholders' equity to Greene County Bancshares, Inc.'s consolidated total average assets shall be less than six percent (6%); or

         3. If any time during the term hereof Greene County Bank, the wholly owned subsidiary of Greene County Bancshares, Inc., shall have received an examination report from the Federal Deposit Insurance Corporation or the Tennessee Department of Financial Institutions as a result of which Greene County Bank receives a composite rating under the "CAMEL" System of four or five.

Upon the occurrence of an Event of Default as defined above, this Note and all interest accrued hereon shall become due and payable forthwith at the election of the Lender and the payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. No waiver of any Event of Default hereunder shall be considered a wavier of any other or subsequent default.

Borrower shall have no right of prepayment of principal hereunder; however, if the rate of personal federal income tax payable on the receipt of capital gains is lowered from the current rate of 28% to 20% or below, then Borrower may prepay any or all of the outstanding principal balance and all interest accrued hereon but only upon the receipt of an opinion of Lender's legal counsel or accountant to the effect that such prepayment will not create more actual federal income tax liability for the Lender than if the outstanding principal at the time of such proposed prepayment were repaid to Lender in accordance with the terms of this Note.

Borrower will pay to Lender all costs and expenses of collection hereof (including reasonable attorneys' fees).

Borrower waives presentment, demand for payment, protest and notice of nonpayment.

This Note shall be construed in accordance with the laws of Tennessee.

If, at any time, the rate of interest shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ---------------------------
                                           Its President

Lender's Name and Address:              ATTEST:

W.C. Adams, Sr. and Ann S. Adams

--------------------------------        ------------------------------
Knoxville, Tennessee
                    ------------

                                   EXHIBIT C

                                PROMISSORY NOTE

$200,000                                                Greeneville, Tennessee
                                                        _______________, 1996

         FOR VALUE RECEIVED, the undersigned GREENE COUNTY BANCSHARES, INC., a Tennessee corporation ("Borrower"), promises to pay to W.C. Adams, Sr. and Ann
S. Adams, jointly, ("Lender") at Lender's address shown below (or at such other place as may be designated from time to time in writing by the Lender to the Borrower) the principal sum of Two Hundred Thousand Dollars ($200,000.00), together with interest on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate per annum of eight percent (8%).

         Principal and interest shall be paid as follows:

         (A) Interest at the aforesaid rate shall be calculated on the basis of a 360-day year and shall be due and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning April 15, 1996, until such time as the outstanding principal balance hereof shall have been paid in full.

         (B) The outstanding principal balance hereof shall be due and be payable on January 15, 2004.

If any amount of principal or interest is not paid within ten (10) days after the same is due, then Borrower shall upon demand pay to Lender a late fee equal to five percent (5%) of such amount. The imposition for collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

The following shall constitute an "Event of Default" hereunder:

         1. The failure of Borrower to make any payment of principal and interest hereunder within five (5) days after the date such payment is due; or

         2. If at the end of any calendar quarter during the term hereof the ratio of Greene County Bancshares, Inc.'s consolidated total stockholders' equity to Greene County Bancshares, Inc.'s consolidated total average assets shall be less than six percent (6%); or

         3. If any time during the term hereof Greene County Bank, the wholly owned subsidiary of Greene County Bancshares, Inc., shall have received an examination report from the Federal Deposit Insurance Corporation or the Tennessee Department of Financial Institutions as a result of which Greene County Bank receives a composite rating under the "CAMEL" System of four or five.

Upon the occurrence of an Event of Default as defined above, this Note and all interest accrued hereon shall become due and payable forthwith at the election of the Lender and the payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. No waiver of any Event of Default hereunder shall be considered a wavier of any other or subsequent default.

Borrower shall have no right of prepayment of principal hereunder; however, if the rate of personal federal income tax payable on the receipt of capital gains is lowered from the current rate of 28% to 20% or below, then Borrower may prepay any or all of the outstanding principal balance and all interest accrued hereon but only upon the receipt of an opinion of Lender's legal counsel or accountant to the effect that such prepayment will not create more actual federal income tax liability for the Lender than if the outstanding principal at the time of such proposed prepayment were repaid to Lender in accordance with the terms of this Note.

Borrower will pay to Lender all costs and expenses of collection hereof (including reasonable attorneys' fees).

Borrower waives presentment, demand for payment, protest and notice of nonpayment.

This Note shall be construed in accordance with the laws of Tennessee.

If, at any time, the rate of interest shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ---------------------------
                                           Its President

Lender's Name and Address:              ATTEST:

W.C. Adams, Sr. and Ann S. Adams

--------------------------------        ------------------------------
Knoxville, Tennessee
                    ------------

                                   EXHIBIT D

                                PROMISSORY NOTE

$300,000                                                Greeneville, Tennessee
                                                        _______________, 1996

         FOR VALUE RECEIVED, the undersigned GREENE COUNTY BANCSHARES, INC., a Tennessee corporation ("Borrower"), promises to pay to W.C. Adams, Sr. and Ann
S. Adams, jointly, ("Lender") at Lender's address shown below (or at such other place as may be designated from time to time in writing by the Lender to the Borrower) the principal sum of Three Hundred Thousand Dollars ($300,000.00), together with interest on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate per annum of eight percent (8%).

         Principal and interest shall be paid as follows:

         (A) Interest at the aforesaid rate shall be calculated on the basis of a 360-day year and shall be due and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning April 15, 1996, until such time as the outstanding principal balance hereof shall have been paid in full.

         (B) The outstanding principal balance hereof shall be due and be payable on January 15, 2005.

If any amount of principal or interest is not paid within ten (10) days after the same is due, then Borrower shall upon demand pay to Lender a late fee equal to five percent (5%) of such amount. The imposition for collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

The following shall constitute an "Event of Default" hereunder:

         1. The failure of Borrower to make any payment of principal and interest hereunder within five (5) days after the date such payment is due; or

         2. If at the end of any calendar quarter during the term hereof the ratio of Greene County Bancshares, Inc.'s consolidated total stockholders' equity to Greene County Bancshares, Inc.'s consolidated total average assets shall be less than six percent (6%); or

         3. If any time during the term hereof Greene County Bank, the wholly owned subsidiary of Greene County Bancshares, Inc., shall have received an examination report from the Federal Deposit Insurance Corporation or the Tennessee Department of Financial Institutions as a result of which Greene County Bank receives a composite rating under the "CAMEL" System of four or five.

Upon the occurrence of an Event of Default as defined above, this Note and all interest accrued hereon shall become due and payable forthwith at the election of the Lender and the payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. No waiver of any Event of Default hereunder shall be considered a wavier of any other or subsequent default.

Borrower shall have no right of prepayment of principal hereunder; however, if the rate of personal federal income tax payable on the receipt of capital gains is lowered from the current rate of 28% to 20% or below, then Borrower may prepay any or all of the outstanding principal balance and all interest accrued hereon but only upon the receipt of an opinion of Lender's legal counsel or accountant to the effect that such prepayment will not create more actual federal income tax liability for the Lender than if the outstanding principal at the time of such proposed prepayment were repaid to Lender in accordance with the terms of this Note.

Borrower will pay to Lender all costs and expenses of collection hereof (including reasonable attorneys' fees).

Borrower waives presentment, demand for payment, protest and notice of nonpayment.

This Note shall be construed in accordance with the laws of Tennessee.

If, at any time, the rate of interest shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ---------------------------
                                           Its President

Lender's Name and Address:              ATTEST:

W.C. Adams, Sr. and Ann S. Adams

--------------------------------        ------------------------------
Knoxville, Tennessee
                    ------------

                                   EXHIBIT E

                                PROMISSORY NOTE

$400,000                                                Greeneville, Tennessee
                                                        _______________, 1996

         FOR VALUE RECEIVED, the undersigned GREENE COUNTY BANCSHARES, INC., a Tennessee corporation ("Borrower"), promises to pay to W.C. Adams, Sr. and Ann
S. Adams, jointly, ("Lender") at Lender's address shown below (or at such other place as may be designated from time to time in writing by the Lender to the Borrower) the principal sum of Four Hundred Thousand Dollars ($400,000.00), together with interest on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate per annum of eight percent (8%).

         Principal and interest shall be paid as follows:

         (A) Interest at the aforesaid rate shall be calculated on the basis of a 360-day year and shall be due and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning April 15, 1996, until such time as the outstanding principal balance hereof shall have been paid in full.

         (B) The outstanding principal balance hereof shall be due and be payable on January 15, 2006.

If any amount of principal or interest is not paid within ten (10) days after the same is due, then Borrower shall upon demand pay to Lender a late fee equal to five percent (5%) of such amount. The imposition for collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

The following shall constitute an "Event of Default" hereunder:

         1. The failure of Borrower to make any payment of principal and interest hereunder within five (5) days after the date such payment is due; or

         2. If at the end of any calendar quarter during the term hereof the ratio of Greene County Bancshares, Inc.'s consolidated total stockholders' equity to Greene County Bancshares, Inc.'s consolidated total average assets shall be less than six percent (6%); or

         3. If any time during the term hereof Greene County Bank, the wholly owned subsidiary of Greene County Bancshares, Inc., shall have received an examination report from the Federal Deposit Insurance Corporation or the Tennessee Department of Financial Institutions as a result of which Greene County Bank receives a composite rating under the "CAMEL" System of four or five.

Upon the occurrence of an Event of Default as defined above, this Note and all interest accrued hereon shall become due and payable forthwith at the election of the Lender and the payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. No waiver of any Event of Default hereunder shall be considered a wavier of any other or subsequent default.

Borrower shall have no right of prepayment of principal hereunder; however, if the rate of personal federal income tax payable on the receipt of capital gains is lowered from the current rate of 28% to 20% or below, then Borrower may prepay any or all of the outstanding principal balance and all interest accrued hereon but only upon the receipt of an opinion of Lender's legal counsel or accountant to the effect that such prepayment will not create more actual federal income tax liability for the Lender than if the outstanding principal at the time of such proposed prepayment were repaid to Lender in accordance with the terms of this Note.

Borrower will pay to Lender all costs and expenses of collection hereof (including reasonable attorneys' fees).

Borrower waives presentment, demand for payment, protest and notice of nonpayment.

This Note shall be construed in accordance with the laws of Tennessee.

If, at any time, the rate of interest shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ---------------------------
                                           Its President

Lender's Name and Address:              ATTEST:

W.C. Adams, Sr. and Ann S. Adams

--------------------------------        ------------------------------
Knoxville, Tennessee
                    ------------

                                   EXHIBIT F

                                PROMISSORY NOTE

$500,000                                                Greeneville, Tennessee
                                                        _______________, 1996

         FOR VALUE RECEIVED, the undersigned GREENE COUNTY BANCSHARES, INC., a Tennessee corporation ("Borrower"), promises to pay to W.C. Adams, Sr. and Ann
S. Adams, jointly, ("Lender") at Lender's address shown below (or at such other place as may be designated from time to time in writing by the Lender to the Borrower) the principal sum of Five Hundred Thousand Dollars ($500,000.00), together with interest on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate per annum of eight percent (8%).

         Principal and interest shall be paid as follows:

         (A) Interest at the aforesaid rate shall be calculated on the basis of a 360-day year and shall be due and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning April 15, 1996, until such time as the outstanding principal balance hereof shall have been paid in full.

         (B) The outstanding principal balance hereof shall be due and be payable on January 15, 2007.

If any amount of principal or interest is not paid within ten (10) days after the same is due, then Borrower shall upon demand pay to Lender a late fee equal to five percent (5%) of such amount. The imposition for collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

The following shall constitute an "Event of Default" hereunder:

         1. The failure of Borrower to make any payment of principal and interest hereunder within five (5) days after the date such payment is due; or

         2. If at the end of any calendar quarter during the term hereof the ratio of Greene County Bancshares, Inc.'s consolidated total stockholders' equity to Greene County Bancshares, Inc.'s consolidated total average assets shall be less than six percent (6%); or

         3. If any time during the term hereof Greene County Bank, the wholly owned subsidiary of Greene County Bancshares, Inc., shall have received an examination report from the Federal Deposit Insurance Corporation or the Tennessee Department of Financial Institutions as a result of which Greene County Bank receives a composite rating under the "CAMEL" System of four or five.

Upon the occurrence of an Event of Default as defined above, this Note and all interest accrued hereon shall become due and payable forthwith at the election of the Lender and the payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. No waiver of any Event of Default hereunder shall be considered a wavier of any other or subsequent default.

Borrower shall have no right of prepayment of principal hereunder; however, if the rate of personal federal income tax payable on the receipt of capital gains is lowered from the current rate of 28% to 20% or below, then Borrower may prepay any or all of the outstanding principal balance and all interest accrued hereon but only upon the receipt of an opinion of Lender's legal counsel or accountant to the effect that such prepayment will not create more actual federal income tax liability for the Lender than if the outstanding principal at the time of such proposed prepayment were repaid to Lender in accordance with the terms of this Note.

Borrower will pay to Lender all costs and expenses of collection hereof (including reasonable attorneys' fees).

Borrower waives presentment, demand for payment, protest and notice of nonpayment.

This Note shall be construed in accordance with the laws of Tennessee.

If, at any time, the rate of interest shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ---------------------------
                                           Its President

Lender's Name and Address:              ATTEST:

W.C. Adams, Sr. and Ann S. Adams

--------------------------------        ------------------------------
Knoxville, Tennessee
                    ------------

                                   EXHIBIT G

                                PROMISSORY NOTE

$600,000                                                Greeneville, Tennessee
                                                        _______________, 1996

         FOR VALUE RECEIVED, the undersigned GREENE COUNTY BANCSHARES, INC., a Tennessee corporation ("Borrower"), promises to pay to W.C. Adams, Sr. and Ann
S. Adams, jointly, ("Lender") at Lender's address shown below (or at such other place as may be designated from time to time in writing by the Lender to the Borrower) the principal sum of Six Hundred Thousand Dollars ($600,000.00), together with interest on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate per annum of eight percent (8%).

         Principal and interest shall be paid as follows:

         (A) Interest at the aforesaid rate shall be calculated on the basis of a 360-day year and shall be due and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning April 15, 1996, until such time as the outstanding principal balance hereof shall have been paid in full.

         (B) The outstanding principal balance hereof shall be due and be payable on January 15, 2008.

If any amount of principal or interest is not paid within ten (10) days after the same is due, then Borrower shall upon demand pay to Lender a late fee equal to five percent (5%) of such amount. The imposition for collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

The following shall constitute an "Event of Default" hereunder:

         1. The failure of Borrower to make any payment of principal and interest hereunder within five (5) days after the date such payment is due; or

         2. If at the end of any calendar quarter during the term hereof the ratio of Greene County Bancshares, Inc.'s consolidated total stockholders' equity to Greene County Bancshares, Inc.'s consolidated total average assets shall be less than six percent (6%); or

         3. If any time during the term hereof Greene County Bank, the wholly owned subsidiary of Greene County Bancshares, Inc., shall have received an examination report from the Federal Deposit Insurance Corporation or the Tennessee Department of Financial Institutions as a result of which Greene County Bank receives a composite rating under the "CAMEL" System of four or five.

Upon the occurrence of an Event of Default as defined above, this Note and all interest accrued hereon shall become due and payable forthwith at the election of the Lender and the payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. No waiver of any Event of Default hereunder shall be considered a wavier of any other or subsequent default.

Borrower shall have no right of prepayment of principal hereunder; however, if the rate of personal federal income tax payable on the receipt of capital gains is lowered from the current rate of 28% to 20% or below, then Borrower may prepay any or all of the outstanding principal balance and all interest accrued hereon but only upon the receipt of an opinion of Lender's legal counsel or accountant to the effect that such prepayment will not create more actual federal income tax liability for the Lender than if the outstanding principal at the time of such proposed prepayment were repaid to Lender in accordance with the terms of this Note.

Borrower will pay to Lender all costs and expenses of collection hereof (including reasonable attorneys' fees).

Borrower waives presentment, demand for payment, protest and notice of nonpayment.

This Note shall be construed in accordance with the laws of Tennessee.

If, at any time, the rate of interest shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ---------------------------
                                           Its President

Lender's Name and Address:              ATTEST:

W.C. Adams, Sr. and Ann S. Adams

--------------------------------        ------------------------------
Knoxville, Tennessee
                    ------------

                                   EXHIBIT H

                                PROMISSORY NOTE

$31,418                                                 Greeneville, Tennessee
                                                        _______________, 1996

         FOR VALUE RECEIVED, the undersigned GREENE COUNTY BANCSHARES, INC., a Tennessee corporation ("Borrower"), promises to pay to W.C. Adams, Jr. ("Lender") at Lender's address shown below (or at such other place as may be designated from time to time in writing by the Lender to the Borrower) the principal sum of Thirty-One Thousand, Four Hundred Eighteen Dollars ($31,418.00), together with interest on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate per annum of eight percent (8%).

         Principal and interest shall be paid as follows:

         (A) Interest at the aforesaid rate shall be calculated on the basis of a 360-day year and shall be due and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning April 15, 1996, until such time as the outstanding principal balance hereof shall have been paid in full.

         (B) The outstanding principal balance hereof shall be due and be payable on January 15, 2003.

If any amount of principal or interest is not paid within ten (10) days after the same is due, then Borrower shall upon demand pay to Lender a late fee equal to five percent (5%) of such amount. The imposition for collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

The following shall constitute an "Event of Default" hereunder:

         1. The failure of Borrower to make any payment of principal and interest hereunder within five (5) days after the date such payment is due; or

         2. If at the end of any calendar quarter during the term hereof the ratio of Greene County Bancshares, Inc.'s consolidated total stockholders' equity to Greene County Bancshares, Inc.'s consolidated total average assets shall be less than six percent (6%); or

         3. If any time during the term hereof Greene County Bank, the wholly owned subsidiary of Greene County Bancshares, Inc., shall have received an examination report from the Federal Deposit Insurance Corporation or the Tennessee Department of Financial Institutions as a result of which Greene County Bank receives a composite rating under the "CAMEL" System of four or five.

Upon the occurrence of an Event of Default as defined above, this Note and all interest accrued hereon shall become due and payable forthwith at the election of the Lender and the payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. No waiver of any Event of Default hereunder shall be considered a wavier of any other or subsequent default.

Borrower shall have no right of prepayment of principal hereunder; however, if the rate of personal federal income tax payable on the receipt of capital gains is lowered from the current rate of 28% to 20% or below, then Borrower may prepay any or all of the outstanding principal balance and all interest accrued hereon but only upon the receipt of an opinion of Lender's legal counsel or accountant to the effect that such prepayment will not create more actual federal income tax liability for the Lender than if the outstanding principal at the time of such proposed prepayment were repaid to Lender in accordance with the terms of this Note.

Borrower will pay to Lender all costs and expenses of collection hereof (including reasonable attorneys' fees).

Borrower waives presentment, demand for payment, protest and notice of nonpayment.

This Note shall be construed in accordance with the laws of Tennessee.

If, at any time, the rate of interest shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ---------------------------
                                           Its President

Lender's Name and Address:              ATTEST:

W.C. Adams, Jr.

--------------------------------        ------------------------------
Athens, Tennessee
                 ---------------

                                   EXHIBIT I

                                PROMISSORY NOTE

$40,000                                                 Greeneville, Tennessee
                                                        _______________, 1996

         FOR VALUE RECEIVED, the undersigned GREENE COUNTY BANCSHARES, INC., a Tennessee corporation ("Borrower"), promises to pay to W.C. Adams, Jr. ("Lender") at Lender's address shown below (or at such other place as may be designated from time to time in writing by the Lender to the Borrower) the principal sum of Forty Thousand Dollars ($40,000.00), together with interest on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate per annum of eight percent (8%).

         Principal and interest shall be paid as follows:

         (A) Interest at the aforesaid rate shall be calculated on the basis of a 360-day year and shall be due and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning April 15, 1996, until such time as the outstanding principal balance hereof shall have been paid in full.

         (B) The outstanding principal balance hereof shall be due and be payable on January 15, 2004.

If any amount of principal or interest is not paid within ten (10) days after the same is due, then Borrower shall upon demand pay to Lender a late fee equal to five percent (5%) of such amount. The imposition for collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

The following shall constitute an "Event of Default" hereunder:

         1. The failure of Borrower to make any payment of principal and interest hereunder within five (5) days after the date such payment is due; or

         2. If at the end of any calendar quarter during the term hereof the ratio of Greene County Bancshares, Inc.'s consolidated total stockholders' equity to Greene County Bancshares, Inc.'s consolidated total average assets shall be less than six percent (6%); or

         3. If any time during the term hereof Greene County Bank, the wholly owned subsidiary of Greene County Bancshares, Inc., shall have received an examination report from the Federal Deposit Insurance Corporation or the Tennessee Department of Financial Institutions as a result of which Greene County Bank receives a composite rating under the "CAMEL" System of four or five.

Upon the occurrence of an Event of Default as defined above, this Note and all interest accrued hereon shall become due and payable forthwith at the election of the Lender and the payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. No waiver of any Event of Default hereunder shall be considered a wavier of any other or subsequent default.

Borrower shall have no right of prepayment of principal hereunder; however, if the rate of personal federal income tax payable on the receipt of capital gains is lowered from the current rate of 28% to 20% or below, then Borrower may prepay any or all of the outstanding principal balance and all interest accrued hereon but only upon the receipt of an opinion of Lender's legal counsel or accountant to the effect that such prepayment will not create more actual federal income tax liability for the Lender than if the outstanding principal at the time of such proposed prepayment were repaid to Lender in accordance with the terms of this Note.

Borrower will pay to Lender all costs and expenses of collection hereof (including reasonable attorneys' fees).

Borrower waives presentment, demand for payment, protest and notice of nonpayment.

This Note shall be construed in accordance with the laws of Tennessee.

If, at any time, the rate of interest shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ---------------------------
                                           Its President

Lender's Name and Address:              ATTEST:

W.C. Adams, Jr.

--------------------------------        ------------------------------
Athens, Tennessee
                 ---------------

                                   EXHIBIT J

                                PROMISSORY NOTE

$40,000                                                 Greeneville, Tennessee
                                                        _______________, 1996

         FOR VALUE RECEIVED, the undersigned GREENE COUNTY BANCSHARES, INC., a Tennessee corporation ("Borrower"), promises to pay to W.C. Adams, Jr. ("Lender") at Lender's address shown below (or at such other place as may be designated from time to time in writing by the Lender to the Borrower) the principal sum of Forty Thousand Dollars ($40,000.00), together with interest on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate per annum of eight percent (8%).

         Principal and interest shall be paid as follows:

         (A) Interest at the aforesaid rate shall be calculated on the basis of a 360-day year and shall be due and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning April 15, 1996, until such time as the outstanding principal balance hereof shall have been paid in full.

         (B) The outstanding principal balance hereof shall be due and be payable on January 15, 2005.

If any amount of principal or interest is not paid within ten (10) days after the same is due, then Borrower shall upon demand pay to Lender a late fee equal to five percent (5%) of such amount. The imposition for collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

The following shall constitute an "Event of Default" hereunder:

         1. The failure of Borrower to make any payment of principal and interest hereunder within five (5) days after the date such payment is due; or

         2. If at the end of any calendar quarter during the term hereof the ratio of Greene County Bancshares, Inc.'s consolidated total stockholders' equity to Greene County Bancshares, Inc.'s consolidated total average assets shall be less than six percent (6%); or

         3. If any time during the term hereof Greene County Bank, the wholly owned subsidiary of Greene County Bancshares, Inc., shall have received an examination report from the Federal Deposit Insurance Corporation or the Tennessee Department of Financial Institutions as a result of which Greene County Bank receives a composite rating under the "CAMEL" System of four or five.

Upon the occurrence of an Event of Default as defined above, this Note and all interest accrued hereon shall become due and payable forthwith at the election of the Lender and the payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. No waiver of any Event of Default hereunder shall be considered a wavier of any other or subsequent default.

Borrower shall have no right of prepayment of principal hereunder; however, if the rate of personal federal income tax payable on the receipt of capital gains is lowered from the current rate of 28% to 20% or below, then Borrower may prepay any or all of the outstanding principal balance and all interest accrued hereon but only upon the receipt of an opinion of Lender's legal counsel or accountant to the effect that such prepayment will not create more actual federal income tax liability for the Lender than if the outstanding principal at the time of such proposed prepayment were repaid to Lender in accordance with the terms of this Note.

Borrower will pay to Lender all costs and expenses of collection hereof (including reasonable attorneys' fees).

Borrower waives presentment, demand for payment, protest and notice of nonpayment.

This Note shall be construed in accordance with the laws of Tennessee.

If, at any time, the rate of interest shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ---------------------------
                                           Its President

Lender's Name and Address:              ATTEST:

W.C. Adams, Jr.

--------------------------------        ------------------------------
Athens, Tennessee
                 ---------------

                                   EXHIBIT K

                                PROMISSORY NOTE

$40,000                                                 Greeneville, Tennessee
                                                        _______________, 1996

         FOR VALUE RECEIVED, the undersigned GREENE COUNTY BANCSHARES, INC., a Tennessee corporation ("Borrower"), promises to pay to W.C. Adams, Jr. ("Lender") at Lender's address shown below (or at such other place as may be designated from time to time in writing by the Lender to the Borrower) the principal sum of Forty Thousand Dollars ($40,000.00), together with interest on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate per annum of eight percent (8%).

         Principal and interest shall be paid as follows:

         (A) Interest at the aforesaid rate shall be calculated on the basis of a 360-day year and shall be due and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning April 15, 1996, until such time as the outstanding principal balance hereof shall have been paid in full.

         (B) The outstanding principal balance hereof shall be due and be payable on January 15, 2006.

If any amount of principal or interest is not paid within ten (10) days after the same is due, then Borrower shall upon demand pay to Lender a late fee equal to five percent (5%) of such amount. The imposition for collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

The following shall constitute an "Event of Default" hereunder:

         1. The failure of Borrower to make any payment of principal and interest hereunder within five (5) days after the date such payment is due; or

         2. If at the end of any calendar quarter during the term hereof the ratio of Greene County Bancshares, Inc.'s consolidated total stockholders' equity to Greene County Bancshares, Inc.'s consolidated total average assets shall be less than six percent (6%); or

         3. If any time during the term hereof Greene County Bank, the wholly owned subsidiary of Greene County Bancshares, Inc., shall have received an examination report from the Federal Deposit Insurance Corporation or the Tennessee Department of Financial Institutions as a result of which Greene County Bank receives a composite rating under the "CAMEL" System of four or five.

Upon the occurrence of an Event of Default as defined above, this Note and all interest accrued hereon shall become due and payable forthwith at the election of the Lender and the payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. No waiver of any Event of Default hereunder shall be considered a wavier of any other or subsequent default.

Borrower shall have no right of prepayment of principal hereunder; however, if the rate of personal federal income tax payable on the receipt of capital gains is lowered from the current rate of 28% to 20% or below, then Borrower may prepay any or all of the outstanding principal balance and all interest accrued hereon but only upon the receipt of an opinion of Lender's legal counsel or accountant to the effect that such prepayment will not create more actual federal income tax liability for the Lender than if the outstanding principal at the time of such proposed prepayment were repaid to Lender in accordance with the terms of this Note.

Borrower will pay to Lender all costs and expenses of collection hereof (including reasonable attorneys' fees).

Borrower waives presentment, demand for payment, protest and notice of nonpayment.

This Note shall be construed in accordance with the laws of Tennessee.

If, at any time, the rate of interest shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ---------------------------
                                           Its President

Lender's Name and Address:              ATTEST:

W.C. Adams, Jr.

--------------------------------        ------------------------------
Athens, Tennessee
                 ---------------

                                   EXHIBIT L

                                PROMISSORY NOTE

$40,000                                                 Greeneville, Tennessee
                                                        _______________, 1996

         FOR VALUE RECEIVED, the undersigned GREENE COUNTY BANCSHARES, INC., a Tennessee corporation ("Borrower"), promises to pay to W.C. Adams, Jr. ("Lender") at Lender's address shown below (or at such other place as may be designated from time to time in writing by the Lender to the Borrower) the principal sum of Forty Thousand Dollars ($40,000.00), together with interest on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate per annum of eight percent (8%).

         Principal and interest shall be paid as follows:

         (A) Interest at the aforesaid rate shall be calculated on the basis of a 360-day year and shall be due and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning April 15, 1996, until such time as the outstanding principal balance hereof shall have been paid in full.

         (B) The outstanding principal balance hereof shall be due and be payable on January 15, 2007.

If any amount of principal or interest is not paid within ten (10) days after the same is due, then Borrower shall upon demand pay to Lender a late fee equal to five percent (5%) of such amount. The imposition for collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

The following shall constitute an "Event of Default" hereunder:

         1. The failure of Borrower to make any payment of principal and interest hereunder within five (5) days after the date such payment is due; or

         2. If at the end of any calendar quarter during the term hereof the ratio of Greene County Bancshares, Inc.'s consolidated total stockholders' equity to Greene County Bancshares, Inc.'s consolidated total average assets shall be less than six percent (6%); or

         3. If any time during the term hereof Greene County Bank, the wholly owned subsidiary of Greene County Bancshares, Inc., shall have received an examination report from the Federal Deposit Insurance Corporation or the Tennessee Department of Financial Institutions as a result of which Greene County Bank receives a composite rating under the "CAMEL" System of four or five.

Upon the occurrence of an Event of Default as defined above, this Note and all interest accrued hereon shall become due and payable forthwith at the election of the Lender and the payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. No waiver of any Event of Default hereunder shall be considered a wavier of any other or subsequent default.

Borrower shall have no right of prepayment of principal hereunder; however, if the rate of personal federal income tax payable on the receipt of capital gains is lowered from the current rate of 28% to 20% or below, then Borrower may prepay any or all of the outstanding principal balance and all interest accrued hereon but only upon the receipt of an opinion of Lender's legal counsel or accountant to the effect that such prepayment will not create more actual federal income tax liability for the Lender than if the outstanding principal at the time of such proposed prepayment were repaid to Lender in accordance with the terms of this Note.

Borrower will pay to Lender all costs and expenses of collection hereof (including reasonable attorneys' fees).

Borrower waives presentment, demand for payment, protest and notice of nonpayment.

This Note shall be construed in accordance with the laws of Tennessee.

If, at any time, the rate of interest shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ---------------------------
                                           Its President

Lender's Name and Address:              ATTEST:

W.C. Adams, Jr.

--------------------------------        ------------------------------
Athens, Tennessee
                 ---------------

                                   EXHIBIT M

                                PROMISSORY NOTE

$40,000                                                 Greeneville, Tennessee
                                                        _______________, 1996

         FOR VALUE RECEIVED, the undersigned GREENE COUNTY BANCSHARES, INC., a Tennessee corporation ("Borrower"), promises to pay to W.C. Adams, Jr. ("Lender") at Lender's address shown below (or at such other place as may be designated from time to time in writing by the Lender to the Borrower) the principal sum of Forty Thousand Dollars ($40,000.00), together with interest on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate per annum of eight percent (8%).

         Principal and interest shall be paid as follows:

         (A) Interest at the aforesaid rate shall be calculated on the basis of a 360-day year and shall be due and payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year beginning April 15, 1996, until such time as the outstanding principal balance hereof shall have been paid in full.

         (B) The outstanding principal balance hereof shall be due and be payable on January 15, 2008.

If any amount of principal or interest is not paid within ten (10) days after the same is due, then Borrower shall upon demand pay to Lender a late fee equal to five percent (5%) of such amount. The imposition for collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

The following shall constitute an "Event of Default" hereunder:

         1. The failure of Borrower to make any payment of principal and interest hereunder within five (5) days after the date such payment is due; or

         2. If at the end of any calendar quarter during the term hereof the ratio of Greene County Bancshares, Inc.'s consolidated total stockholders' equity to Greene County Bancshares, Inc.'s consolidated total average assets shall be less than six percent (6%); or

         3. If any time during the term hereof Greene County Bank, the wholly owned subsidiary of Greene County Bancshares, Inc., shall have received an examination report from the Federal Deposit Insurance Corporation or the Tennessee Department of Financial Institutions as a result of which Greene County Bank receives a composite rating under the "CAMEL" System of four or five.

Upon the occurrence of an Event of Default as defined above, this Note and all interest accrued hereon shall become due and payable forthwith at the election of the Lender and the payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. No waiver of any Event of Default hereunder shall be considered a wavier of any other or subsequent default.

Borrower shall have no right of prepayment of principal hereunder; however, if the rate of personal federal income tax payable on the receipt of capital gains is lowered from the current rate of 28% to 20% or below, then Borrower may prepay any or all of the outstanding principal balance and all interest accrued hereon but only upon the receipt of an opinion of Lender's legal counsel or accountant to the effect that such prepayment will not create more actual federal income tax liability for the Lender than if the outstanding principal at the time of such proposed prepayment were repaid to Lender in accordance with the terms of this Note.

Borrower will pay to Lender all costs and expenses of collection hereof (including reasonable attorneys' fees).

Borrower waives presentment, demand for payment, protest and notice of nonpayment.

This Note shall be construed in accordance with the laws of Tennessee.

If, at any time, the rate of interest shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.
                                        GREENE COUNTY BANCSHARES, INC.

                                        By:
                                           ---------------------------
                                           Its President

Lender's Name and Address:              ATTEST:

W.C. Adams, Jr.

--------------------------------        ------------------------------
Athens, Tennessee
                 ---------------